Investor Presentation September 2020 Together with you, we make a house a home.

Disclaimer This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section  21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the  Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other  non‐historical statements.  In some cases, you can identify these forward‐looking statements by the use of words such as “outlook,” “guidance,”  “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,”  “anticipates,” or the negative version of these words or other comparable words.  Such forward‐looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single‐family rental industry and the Company's business model, macroeconomic  factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents,  increasing property taxes, homeowners’ association (“HOA”) and insurance costs, the Company's dependence on third parties for key services, risks  related to the evaluation of properties, poor resident selection and defaults and non‐renewals by the Company's residents, performance of the  Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of the  ongoing COVID‐19 pandemic, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents.   Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these  statements.  Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID‐19.  The  Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form  10‐K for the fiscal year ended December 31, 2019 and in the Company's Quarterly Report on Form 10‐Q for the quarterly period ended June 30,  2020, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company's periodic  filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov.  These factors should not be construed as exhaustive and  should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company's other periodic  filings.  The forward‐looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or  undertaking to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or  otherwise, except to the extent otherwise required by law. 2

Key Takeaways and Updates Invitation Homes is positioned favorably for both near‐term stability and long‐term growth 1)  Business continues to perform well amid COVID‐19  Rent collections 98% of historical average in June, July, and August, up from 97% in May and 95% in April  SS‐average occupancy of 97.8% (+180 bps YoY) in 3QTD through August, up from 97.5% (+100 bps YoY) in 2Q20  Continued strong demand, with SS‐net effective new lease rent growth of 5.2% in 3QTD through August, up from 2.7% in 2Q20  ~$1.6B of liquidity as of June 30, 2020, with no debt maturities until 2022 2)  Sourcing attractive acquisitions and pursuing strategic initiatives, with long‐term growth story as strong as ever  Resumed sourcing attractive acquisitions in June, funded with 100% equity, at a pace similar to pre‐COVID‐19 levels  Continuing to make progress on expansion of ancillary services and reinvestment in homes to enhance the resident experience  Significant pipeline of demand in millennial generation likely to move toward single‐family rental over the next decade  Ripple‐effects of COVID‐19 accelerating favorable shifts in demand, according to resident move‐in surveys 3)  Invitation Homes enjoys unique competitive advantages  Long‐term high‐growth market footprint with over 70% of revenues in the Western US and Florida  Scale and market density of almost 5,000 homes per market is a key efficiency driver that is not easily replicable  Local management, collaborating with central support, enhances control over asset quality and the resident experience 3

Southern California I. STRONG PERFORMANCE AMID COVID‐19 TO DATE 4

Well‐Positioned to Navigate COVID‐19 Resident satisfaction scores have continued to climb, and operating results have remained positive Positive differentiators for SFR amid the pandemic  Product type: Low‐density housing in attractive suburban neighborhoods, with 3+ bedrooms and no shared spaces  . Demand benefit:  Housing preferences have shifted to prioritize distance from neighbors and larger floor plans conducive to WFH . Cost benefit:  No “common areas” that require enhanced sanitization, retrofitting, or other incremental expenses . Safety & logistics benefit:  Continuity of service with lower risk of “community spread” of virus among residents and associates  Property management platform: “Social distancing‐friendly” tools and protocols in place for years prior to COVID‐19 pandemic  . Self‐show and virtual tour technology are both safety enhancers and competitive advantages in the leasing market . No associates based “on‐site;” route optimization algorithms enable service technicians to work efficiently without an office base   Resident stability: ~$110k average annual income (~5x rent coverage) across ~2 wage earners; 39 year average resident age (1) Strong operating results to date in 2020  Record‐high occupancy that has continued to climb higher over the course of the pandemic (see page 6) . 2Q20 Same Store turnover rate down 16% YoY, and 3Q trending similarly . 2Q20 Same Store days to re‐resident down 5 days YoY (which would add ~$8M to NOI, annualized), and 3Q trending even better  Healthy rent growth that has accelerated consistently since April and reached levels higher than prior year for new leases in August  Rent collection near historical average levels in June, July, and August  Same Store expense growth of only 1.3% YoY in 2Q20 ________________________________________________ (1) Based on Invitation Homes residents moving into homes in the trailing twelve months ended June 30, 2020. 5

Record Occupancy and Healthy Rent Collection Operating results have strengthened continuously since the beginning of the pandemic Same Store Average Occupancy Revenue Collected as % of Revenue Due (1) 2019 2020 99% 97% 97.8% 97.8% 96% 97.5% 96.7% 96.5% 96.5% 96% 92% 92% 96.0% 96.0% Q1 Q2 July August 5% 2020 Same Store Net Effective Rental Rate Growth: 3% 4% Historical 2Q 2020 3QTD 2020 Q1 ‘20 Q2 ‘20 Jul ‘20 Aug ‘20 Average (Jul + Aug) Renewal 4.3% 3.5% 3.0% 3.3% New 1.8% 2.7% 4.9% 5.5% Revenues collected in same month billed Blended 3.5% 3.3% 3.7% 4.1% Revenues collected later than in month billed ________________________________________________ (1) Includes both rental revenues and other property income.  Rent is considered to be due based on the terms of the original lease, not based on payment plan if one is in place.  Security deposits retained  to offset rents due are not included as revenue collected. 6

Strong Balance Sheet & Liquidity; Delevering Alongside Acquisitions ~$1.6B of cash & revolver capacity, with no debt maturing prior to 2022; funding external growth with equity Strong balance sheet position as of June 30, 2020:  $572M of cash and $1,000M of available capacity on revolving line of credit  Significant cushion to credit facility covenants  $155M of resident security deposits available if needed  51% of homes unencumbered Minimal financing needs and nimble investment platform:  No debt reaching final maturity before 2022, and zero balance on revolving line of credit  Currently funding acquisitions with 100% equity to reduce leverage on balance sheet concurrently with external growth . Currently buying at a pace of ~$200M of acquisitions per quarter . Ability to ramp acquisition pace up and down quickly to adapt to opportunity set Debt Maturity Schedule as of 6/30/2020 (Final maturities, $ in millions)  $4,000 $2,859   $3,000 $1,845   $2,000 $929  $997   $1,000 $736  $616  $403   $‐ 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 7

Seattle II. HIGHLY COMPELLING LONG‐TERM GROWTH STORY 8

Meeting an Underserved Need in the Housing Market IH provides a superior experience, but today serves only 0.5% of the growing demand for single‐family rentals U.S. Housing Summary (1) Growing Single‐Family Rental Demand (1) 126 Million Households Single‐Family Rental Households Owned: 62%  17M (78M units) 13M Rented: 38%  (48M units) 9M 5M 06 07 08 09 10 11 12 13 14 15 16 17 18 19 48 Million Rental Households Mobile Homes,  Single‐Family  Boats, Etc.: 4%  (1)(2) Rental: 35%   (2M units) Single‐Family Rental (SFR) Market Share (17M units) Home Count by Owner Type 10+ Unit  "Mom & Pops" 16.2 million Apartments: 31%  2‐9 Unit  (15M units) Apartments: 29%  Institutional (14M units) Owners 0.3 million ________________________________________________ (1) Source:  John Burns Real Estate Consulting; data as of December 2019. (2) Source:  Public company home counts from public filings as of 4Q19; Private company home counts estimated using HouseCanary data as of December 2019. 9

Demographics to Drive Household Formation John Burns Real Estate Consulting expects 12.5M net households to be formed over the next 10 years  Significant pent‐up demand in millennial generation likely to move toward single‐family rental over the next decade Current Population by Age Cohort (1) Percentage of 30‐Year‐Olds Hitting ‘Adult’ Milestones (2) (millions of people) Future  Delayed milestones = significant future demand Demand 1975 2015 24 56% Own a home 23 23.3  33% Avg. IH  Resident  Age: 39 22 76% 21.9  Live with a child 47% 21.4  21 21.3  20.8  Have ever 89% 20 20.3  married 57% 19.6  19 90% Live on their own 70% 18 15‐19 20‐24 25‐29 30‐34 35‐39 40‐44 45‐49 ________________________________________________ (1) Source:  U.S. Census Bureau, April 2020 (data as of 2019). (2) Source:  U.S. Census Bureau, 2017. 10

Supply is Constrained Shortfall in single‐family home construction is likely to continue  Rising labor costs, materials costs, impact fees, and regulatory hurdles have been barriers to supply over the last decade  Replacement cost increases for single‐family housing have outpaced consumer inflation and household income growth Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets  4.0% Single‐Family Multifamily 80‐'19 Avg 3.0% 2.0% 1.0% 0.0% 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013 2016 2019 ________________________________________________ Source:  U.S. Census Bureau and John Burns Real Estate Consulting; data as of December 2019. 11

Best‐in‐Class Platform for External Growth IH’s multi‐channel approach puts eyes on more opportunities and maximizes selectivity Channel agnostic, location specific Broker/MLS iBuyers Leverage AcquisitionIQ and Positioned to be “buyer broker network to maximize of choice” as the iBuyer deal flow market continues to grow Auction Investor Bulks Participate in municipal  Active aggregation of 5+  and county auctions unit investor portfolios Builder Partnerships Sale Leaseback(1) Foster relationships to target Developing program targeting  new‐build supply in targeted supply owned by individuals interested neighborhoods In transitioning to leasing lifestyle ________________________________________________ (1) Channel currently in development. 12

Value Enhancing Capex Opportunity Reinvesting in homes to simultaneously enhance resident loyalty, risk‐adjusted returns, and asset durability Increased resident  Scale loyalty Value Enhancing  Data Double‐digit NOI  Project Scope yield on investment Experience in Markets Enhanced asset  quality & durability  Multiple channels through which opportunities can be sourced: . Pre‐moveout visit:  Superintendents trained to flag homes with certain criteria for asset management review . Pre‐marketing:  Leasing managers use market insight to flag potential opportunities for revenue‐enhancing upgrades . Turn scope:  After moveout, superintendent may flag for review if home has not been already . Ad hoc rebuy analysis:  Asset managers routinely perform rebuy analysis that can unearth value enhancing opportunities 13

Ancillary Services Opportunity We are in the very early stages of what the resident experience could look like Current State High‐Priority Focus Initiatives Future Vision / Blue Sky  Reliable “genuine care” that creates   Enhanced leasing lifestyle that extends   Leading edge service provider to SFR  peace of mind for residents with respect  beyond basic housing needs and adds  space to their fundamental housing needs value to more aspects of residents’ lives  Ancillary services:  Ancillary services:  Continuously evolving to meet the  needs of residents . Core Smart Home . Enhanced Smart Home . Pest control  Enhanced offerings to create economic  . HVAC filter delivery value to IH and meaningfully impact the  resident experience to foster longer  . Landscaping services length of stay . Pet services . Insurance suite  Capture opportunities to create ongoing  . Energy savings partnership annuity type of products and services $15 – 30M annual ancillary income  Above‐inflationary ancillary income  $1.4M Smart Home income in 2019 potential (ramping up over 2020 – ‘22) growth and increased resident loyalty (less than 0.1% of monthly rent) (1 –2% of monthly rent) (5%+ of monthly rent) Every 1% of revenue achieved in ancillary income equates to $0.03 per share 14

Las Vegas III. UNIQUE IH COMPETITIVE ADVANTAGES 15

Differentiated Portfolio and Platform

IH is strategically positioned around three pillars that enhance growth and the resident experience

Outsized Growth and Unparalleled Resident Experience

Location

- >70% of portfolio in Western U.S. and Florida
- In-fill neighborhoods
- High barriers to homeownership
- Outsized LT growth drivers
- Insulation from new supply

Scale

- Almost 5,000 homes per market on average
- 96% of revenue from markets with >2,000 homes
- Density drives service efficiency and revenue management intel

Eyes in Markets

- 17 in-house investment professionals in markets [(1)]
- 800+ operations personnel across 33 local home pods[(1)]
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

(1) Personnel counts as of 6/30/2020.

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invitation homes

Location:  High‐Growth Markets High‐growth markets; In‐fill neighborhoods with proximity to jobs, transportation, and schools >70% of revenue from Western  Seattle U.S. and Florida 6% Minne‐ apolis 2x greater 2% Northern Chicago household formation in IH  California 4% (1) 7% Denver markets versus U.S. avg  3% Las  Vegas Southern 3% Carolinas California 5% 13% Phoenix 29% lower 8% Atlanta Dallas Jacksonville single‐family supply growth  3% 13% 2% than LT avg in IH markets (1) Orlando Houston 7% 2% Tampa 10% South  Florida 34% more 12% home price appreciation  Percent of 2Q20 Core revenues than U.S. avg since 2012 (1) ________________________________________________ (1) Based on data for or through the year ended December 31, 2019; sources: John Burns Real Estate Consulting, S&P CoreLogic Case‐Shiller home price indices. 17

Scale and Eyes in Market:  Atlanta Example Industry‐leading scale enables Invitation Homes to operate efficiently with significant local presence in markets Atlanta ‐ 12,501 Homes NW POD Team NE POD Team • 1 Vice President of Operations 3,418 Homes 3,322 Homes • 1 Director of Operations • 1 Rehab/Turn/R&M Director • 4 Portfolio Directors (POD) • 8 Portfolio Mgmt. Personnel • 12 Leasing Personnel • 22 Customer Care Reps • 68 Maintenance Techs/RTM Personnel SE POD Team Mack G., Maintenance Technician 2,929 Homes U.S. Army Veteran Resident Review: “I love Mack! He is a complete rock  star! He is a courteous professional  and gets the job done no matter what.  He is the best maintenance person I've  ever known and I have had many  rental properties. He is a gem and IH is  very lucky to have him as an  SW POD Team employee. Mack is the best thing  2,832 Homes ever!” ________________________________________________ Note:  Home counts and personnel counts as of 6/30/2020. 18